SCHEDULE 14C INFORMATION

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STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

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STATE STREET INSTITUTIONAL FUNDS

State Street Institutional Small-Cap Equity Fund

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

State Street Small-Cap Equity V.I.S. Fund

One Iron Street

Boston, MA 02210

INFORMATION STATEMENT

September 29, 2021

Dear Shareholder or Contract Owner:

The enclosed Information Statement discusses actions that have been taken with respect to the State Street Institutional Small-Cap Equity Fund, a series of State Street Institutional Funds (the “Trust”) and the State Street Small-Cap Equity V.I.S. Fund (together with the State Street Institutional Small-Cap Equity Fund, the “Funds”) a series of State Street Variable Insurance Series Funds, Inc. (the “Company”).

The Board of Trustees of the Trust and the Board of Directors of the Company have each approved a new investment sub-advisory agreement with Riverbridge Partners, LLC (“Riverbridge”), effective July 1, 2021 with respect to each Fund. Riverbridge replaced GlobeFlex Capital L.P. (“Globeflex”), a former sub-adviser to each Fund. There will be no changes to each Fund’s investment objective and the aggregate advisory fee of each Fund will not increase as a result of this change.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

If you have any questions, please call 1-800-242-0134 and we will be glad to assist you. Thank you for your continued support of the Funds.

Very truly yours,

/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer of
State Street Institutional Funds and
State Street Variable Insurance Series Funds, Inc.

STATE STREET INSTITUTIONAL FUNDS

State Street Institutional Small-Cap Equity Fund

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

State Street Small-Cap Equity V.I.S. Fund

One Iron Street

Boston, MA 02210

INFORMATION STATEMENT

September 29, 2021

Important Notice Regarding the Availability of the Information Statement:

This Information Statement is available at www.ssga.com/geam/prospectus and will be available at this website for ninety (90) days after the date hereof. Copies of this Information Statement will be furnished without charge upon request by writing to the Funds at One Iron Street, Boston, Massachusetts 02210, or by calling 1-800-352-9910 (for Genworth Life and Annuity Insurance Company and Genworth Life Insurance Company of New York).

This Information Statement relates to the State Street Institutional Small-Cap Equity Fund (the “Institutional Small-Cap Equity Fund”), a series of State Street Institutional Funds (the “Trust”) and the State Street Small-Cap Equity V.I.S. Fund (the “Small-Cap Equity V.I.S. Fund” and, together with the Institutional Small-Cap Equity Fund, each a “Fund” and collectively the “Funds”), a series of State Street Variable Insurance Series Funds, Inc. (the “Company” and, together with the Trust, the “Companies”). This Information Statement is being furnished on behalf of the Board of Trustees of the Trust to shareholders of the State Street Institutional Small-Cap Equity Fund as of record on September 17, 2021 (the “Record Date”), and on behalf of the Board of Directors of the Company (together with the Board of Trustees of the Trust, the “Boards”) by Genworth Life and Annuity Insurance Company and Genworth Life Insurance Company of New York (collectively, the “Insurance Companies”) to owners of variable annuity contracts and variable life insurance contracts (together, the “variable contracts”) issued by the Insurance Companies and having contract values on the Record Date, allocated to sub-accounts of certain separate accounts (the “Separate Accounts”) of the Insurance Companies that are invested in shares of the State Street Small-Cap Equity V.I.S. Fund. This Information Statement sometimes refers to variable contract owners of the Company as “shareholders” for ease of reference. This Information Statement and the attached materials are being mailed on or about September 29, 2021.

SSGA Funds Management, Inc. (“SSGA FM”) serves as the investment adviser and administrator to each Fund, and is located at One Iron Street, Boston, Massachusetts 02210. Champlain Investment Partners, LLC; Kennedy Capital Management, Inc.; Palisade Capital Management, L.L.C.; Riverbridge Partners, LLC; and SouthernSun Asset Management, LLC each serve as an investment sub-adviser to the Funds. Their principal offices are located at 180 Battery Street, Burlington, VT 05401; 10829 Olive Boulevard, St. Louis, MO 63141; One Bridge Plaza, Suite 695, Fort Lee, NJ 07024; 1200 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402; and 240 Madison Avenue, Suite 800, Memphis, Tennessee 38103. Each Fund’s principal underwriter is State Street Global Advisors Funds Distributors, LLC, whose principal office is located at One Iron Street, Boston, Massachusetts 02210. U.S. Bancorp Fund Services, LLC serves as each Fund’s transfer agent and is located at 615 East Michigan Street, Milwaukee, WI 53202. Exhibit A contains information regarding beneficial ownership of the Funds.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The expenses incurred by the Institutional Small-Cap Equity Fund, which has a unitary fee, in connection with preparing and delivering this Information Statement will be borne by SSGA FM and the Small-Cap Equity V.I.S. Fund will bear its portion of the expenses directly. Copies of each Fund’s most recent annual report to shareholders are available on the Funds’ website at www.ssga.com/geam/prospectus, or will be furnished without charge upon request by writing to the Funds at One Iron Street, Boston, Massachusetts 02210, or by calling 1-800-352-9910 (for Genworth Life and Annuity Insurance Company and Genworth Life Insurance Company of New York).

By Order of the Board of Trustees/Directors

/s/ David Barr
David Barr
Secretary

Boston, MA

September 29, 2021

I. Introduction

The Board of Trustees of the Trust, including the Trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Institutional Small-Cap Equity Fund (the “Independent Trustees”), have considered and unanimously approved a new sub-advisory agreement (the “SSIF New Subadvisory Agreement”) by and among SSGA FM, the Trust on behalf of the Institutional Small-Cap Equity Fund, and Riverbridge Partners, LLC (“Riverbridge” or the “Sub-Adviser”). The Board of Directors of the Company, including the Directors of the Company who are not “interested persons” (as defined in the 1940 Act) of the Small-Cap Equity V.I.S. Fund (together with the Independent Trustees, the “Independent Board Members”), have also considered and unanimously approved a new sub-advisory agreement by and among SSGA FM, the Company on behalf of the Small-Cap Equity V.I.S. Fund, and Riverbridge (together with the SSIF New Subadvisory Agreement, the “New Subadvisory Agreements.”).

In connection with the appointment of Riverbridge under the New Subadvisory Agreements, the Boards terminated the previous sub-advisory agreement between SSGA FM, the Trust on behalf of the Institutional Small-Cap Equity Fund, and GlobeFlex Capital L.P. (“Globeflex”) and the previous sub-advisory agreement between SSGA FM, the Company on behalf of the Small-Cap Equity V.I.S. Fund, and Globeflex (each a “Previous Sub-Advisory Agreement” and together the “Previous Subadvisory Agreements”). As a result, as of July 1, 2021, Globeflex no longer served as subadviser to either Fund.

Pursuant to an exemptive order issued to SSGA FM by the U.S. Securities and Exchange Commission (the “SEC”), shareholder approval of the New Subadvisory Agreements was not required. The exemptive order permits SSGA FM, subject to the approval of the applicable Board, including a majority of the Independent Board Members, to enter into sub-advisory agreements with sub-advisers with which it is not affiliated and to make certain changes to existing sub-advisory agreements without shareholder approval. Even though shareholder approval is not being sought with respect to the approval of the New Subadvisory Agreements, the exemptive order requires that the Funds provide shareholders with this Information Statement containing information about Riverbridge, the circumstances surrounding each Board’s approval of the New Subadvisory Agreements, and the material terms of the New Subadvisory Agreements.

The information set forth in this Information Statement concerning Riverbridge has been provided to the Funds by Riverbridge.

II. Description of Agreements

A. Management Agreement

SSGA FM currently serves as investment adviser and provides administrative services to the Funds pursuant to an advisory agreement between SSGA FM and each Fund, each dated July 1, 2016 (each a “Management Agreement” and together the “Management Agreements”). The Management Agreements provide that SSGA FM will provide a continuous investment program for each Fund’s assets, including investment research and management, though they permit, subject to the approval of the Boards and other applicable legal requirements, SSGA FM to enter into any advisory or sub-advisory agreement with affiliated or unaffiliated entities whereby such entity would perform certain of SSGA FM’s portfolio management responsibilities under the Management Agreement. In this event, SSGA FM remains responsible for ensuring that these entities perform the services that each undertakes pursuant to a sub-advisory agreement. The Boards each approved the renewal of the Management Agreement at a meeting held on May 24-25, 2021. The Management Agreements were most recently approved by Shareholders on June 22, 2016.

Under the Institutional Small-Cap Equity Fund Management Agreement, a management fee is payable by the Fund to SSGA FM at the annual rate of 0.95% of the first $250 million of the Fund’s average daily net assets, 0.90% on the next $250 million and 0.85% on assets over $500 million. The aggregate management fee payable by the Institutional Small-Cap Equity Fund during the fiscal year ended September 30, 2020 was $9,675,648. Under the Small-Cap Equity V.I.S. Fund Management Agreement, a management fee is payable by the Fund to SSGA FM at the annual rate of 0.95%. The aggregate management fee payable by the Institutional Small-Cap Equity V.I.S. Fund during the fiscal year ended December 31, 2020 was $271,706.

B. Previous Subadvisory Agreements

The Previous Subadvisory Agreements were identical to each other, except for differences in the names and organizational structures of the Companies. Each Previous Subadvisory Agreement provided that it would remain in effect for a period of two years from the effective date and would then continue in effect for successive periods of one year thereafter only so long as the relevant Board or a majority of the outstanding voting securities of the respective Fund, and a majority of the Independent Board Members of the respective Fund, specifically approved its continuance at least annually. Each Previous Subadvisory Agreement could be terminated at any time, without the payment of any penalty, by the respective Board, by the vote of a majority of the outstanding voting securities of the respective Fund, or, by SSGA FM: (i) upon 60 days’ written notice to Globeflex; (ii) upon material breach by Globeflex of any of the representations and warranties set forth in Section 8 of each Previous Subadvisory Agreement; or (iii) if, in SSGA FM’s reasonable judgment, Globeflex became unable to discharge its duties and obligations under the Previous Subadvisory Agreement, including circumstances such as financial insolvency of Globelflex or other circumstances that were reasonably likely to adversely affect the Fund. Globeflex could terminate each Previous Subadvisory Agreement at any time, without the payment of a penalty, on 60 days’ written notice to SSGA FM. Each Previous Subadvisory Agreement also terminated automatically in the event of its assignment or in the event that the Management Agreement between SSGA FM and either of the Companies was terminated for any reason.

Each Previous Subadvisory Agreement also generally provided that, absent willful misfeasance, bad faith or gross negligence of Globeflex in the performance of any of its duties or by reckless disregard of its obligations and duties under Previous Subadvisory Agreements, Globeflex would not be liable for any act or omission in the course of, or connected with, or arising out of any service to be rendered under the Previous Subadvisory Agreements.

Under the Previous Subadvisory Agreements, SSGA FM paid subadvisory fees to Globeflex, each based on the average daily net assets of the respective Fund. Each Previous Subadvisory Agreement was last approved by the respective Board, including by a separate vote of the Independent Board Members, at a meeting held on May 13-14, 2020.

C. New Subadvisory Agreements

The following discussion is a description of the material terms of the New Subadvisory Agreements. This description is qualified in its entirety by reference to the single form of New Subadvisory Agreement, which is attached as Exhibit D to this Information Statement. The terms and conditions of the New Subadvisory Agreements are identical to each other, except for differences in the names and organizational structures of the Companies.

The New Subadvisory Agreements require Riverbridge to manage the investment operations and determine the composition of the assets assigned to the Riverbridge by SSGA FM, including the purchase, retention and disposition of the securities and other instruments held by the relevant Fund, in accordance with such Fund’s investment objective and policies as stated in the then- current prospectus and Statement of Additional Information for such Fund contained in the Company’s Registration Statement on Form N-1A, as such prospectus and Statement of Additional Information are amended or supplemented from time to time. Subject to the foregoing, the New Subadvisory Agreements generally authorize Riverbridge to effect portfolio transactions in its discretion and without prior consultation with SSGA FM.

Under the New Subadvisory Agreements, Riverbridge is compensated by SSGA FM at an annual rate based on a percentage of each Fund’s average daily net assets. The Funds pay no fee to Riverbridge under the New Subadvisory Agreements; fees to Riverbridge are payable solely by the SSGA FM.

The New Subadvisory Agreements provide that they shall continue in effect for two years from the date of execution, and from year to year thereafter, so long as such continuance is specifically approved at least annually (i) by the relevant Board or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Independent Board Members of the relevant Fund, cast in person at a meeting called for the purpose of voting on such approval, or at a non-in person meeting if consistent with guidance provided by the SEC or its staff.

The New Subadvisory Agreements may be amended at any time by mutual consent of SSGA FM and Riverbridge, provided that, if required by law (as may be modified by any exemptions received by the SSGA FM from the SEC, or any rules or regulations adopted by, or interpretative guidance from, the SEC), such amendment shall also be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Independent Board Members of the relevant Fund, cast in person at a meeting called for the purpose of voting on such approval, or at a non-in person meeting if consistent with guidance provided by the SEC or its staff.

The New Subadvisory Agreements provide that, except as may otherwise be provided by applicable law, Riverbridge and its officers, members or employees shall not be subject to any liability to SSGA FM, either Fund, or either Company arising out of any service rendered under the New Subadvisory Agreements, except by reason of willful misconduct, bad faith, reckless disregard or gross negligence of Riverbridge in the performance of any of its duties or obligations.

The New Subadvisory Agreements may be terminated at any time, without the payment of any penalty by SSGA FM or the Riverbridge on sixty days’ written notice to the other party. Each New Subadvisory Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the 1940 Act), or (ii) in the event the Management Agreement between the SSGA FM and the relevant Company is assigned (as defined in the 1940 Act) or terminates for any other reason. The New Subadvisory Agreements will also terminate upon written notice to the other party that the other party is in material breach of the agreement, unless the other party in material breach of the agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty days after written notice.

D. Comparison of the Previous Subadvisory Agreements and the New Subadvisory Agreements

The principal terms of the New Subadvisory Agreements are substantially similar to the terms of the Previous Subadvisory Agreements. Some important differences include the following:

•

In the New Subadvisory Agreements Riverbridge agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage whereas Globeflex did not have a similar undertaking under the Previous Subadvisory Agreements; and

•	The governing law of the New Subadvisory Agreements is that of the Commonwealth of Massachusetts whereas the governing law of the Previous Subadvisory Agreements was that of New York.

E. Approval of the New Subadvisory Agreements with Riverbridge by each Board and its Independent Board Members

Overview of the Contract Review Process

Each Board met telephonically1 on April 7, 2021 (in reliance on the Order), including in executive sessions attended by the Independent Board Members, to consider the proposal to approve the New Subadvisory Agreements. Prior to voting on the proposal, the Independent Board Members, as well as the Board Members who are “interested persons” of SSGA FM, reviewed information furnished by SSGA FM and Sub-Adviser and others reasonably

[1]

On March 25, 2020 and June 19, 2020, as result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued exemptive orders (the “Orders”) pursuant to Sections 6(c) and 38(a) of the 1940 Act, that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. Each Board determined that reliance on the Orders was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the April 7, 2021 meeting was held telephonically in reliance on the Orders.

necessary to permit the Board to evaluate the proposal fully. In considering the New Subadvisory Agreements, the Board Members considered the information relating to the Funds and the Sub-Adviser provided to them in connection with the meeting, as well as information provided to them in connection with their meeting on February 8-9, 2021. The Independent Board Members were separately represented by counsel who is independent of SSGA FM and Sub-Adviser in connection with their consideration of approval of the Sub-Advisory Agreement. The Independent Board Members considered, among other things, the following:

Information about Performance, Expenses and Fees

•	Performance information for the strategy proposed to be used by the Sub-Adviser for its sleeve of each Fund;

•

Information comparing each Fund’s investment advisory fee and total expense ratio, of which the Sub-Adviser’s fee is a part, to a relevant peer group, including comparative fee and expense data provided by Broadridge Financial Solutions, Inc., an independent third-party provider of mutual fund data;

•	Comparative information regarding fees charged by the Sub-Adviser for managing other accounts using investment strategies and techniques similar to those used in managing each Fund, as applicable; and

•	A profitability estimate provided by the Sub-Adviser with respect to its anticipated management of each Fund.

Information about Portfolio Management

•	Descriptions of the investment management services to be provided by the Sub-Adviser, including its investment strategies and processes; and

•	Information concerning the allocation of brokerage.

Information about the Sub-Adviser

•	Reports detailing the financial results and condition of the Sub-Adviser;

•	Descriptions of the qualifications, education and experience of the individual investment and other professionals responsible for managing the portfolio of each Fund and for each Fund’s operations;

•	Information relating to compliance with and the administration of the Code of Ethics adopted by the Sub-Adviser;

•	Information about the Sub-Adviser’s proxy voting policies and procedures;

•

Information concerning the resources to be devoted by the Sub-Adviser to overseeing compliance by each Fund, including information concerning compliance with investment policies and restrictions and other operating policies of each Fund;

•	A description of the adequacy and sophistication of the Sub-Adviser’s technology and systems;

•	A description of the business continuity and disaster recovery plans of the Sub-Adviser;

•	Information regarding the Sub-Adviser’s risk management processes; and

•	A copy of the proposed New Subadvisory Agreements.

In addition to the information identified above, the Board also considered information provided by SSGA FM regarding the proposed appointment of the Sub-Adviser to each Fund at its meeting held on February 8-9, 2021. Representatives from the Sub-Adviser also attended the April 7, 2021 meeting and provided a presentation on the proposed strategy for each Fund and responded to questions from the Independent Board Members regarding their firm and the proposed strategy.

The Independent Board Members were assisted throughout the contract approval process by their Independent Counsel. The Board Members relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the New Subadvisory Agreements, and the weight to be given to each such factor. The conclusions reached with respect to the New Subadvisory Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Board Member may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, the Board, including a majority of the Independent Board Members, voted to approve each New Subadvisory Agreement for an initial two-year period.

Nature, Extent and Quality of Services

In considering whether to approve the New Subadvisory Agreements, the Boards evaluated the nature, extent and quality of services to be provided to each Fund by the Sub-Adviser.

The Boards considered the Sub-Adviser’s management capabilities and investment process with respect to the types of investments to be held by each Fund, including the experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. The Boards evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Boards considered SSGA FM’s process used for overseeing the Sub-Adviser. The Boards considered the Sub-Adviser’s risk management processes.

The Boards considered the Sub-Adviser’s compliance program. The Boards also considered the Sub-Adviser’s business continuity plan and its ability to operate during the COVID-19 pandemic.

In connection with their consideration of the services to be provided by the Sub-Adviser, the Boards considered the Sub-Adviser’s attributes relating to its investment philosophy, its process for selecting investments, its experienced professionals, access to significant technological resources and a favorable history and reputation. The Boards also considered the review process undertaken by SSGA FM and SSGA FM’s favorable assessment of the nature and quality of the investment sub-advisory services to be provided by the Sub-Adviser to each Fund. The Boards also considered each Fund’s multi-manager structure and how the Sub-Adviser’s approach to small-cap investing fits within each Fund’s overall strategy.

On the basis of the foregoing and other relevant information, the Boards concluded that the Sub-Adviser can reasonably be expected to provide high quality investment management and related services for each Fund.

Fund Performance

The Boards reviewed information provided by SSGA FM and the Sub-Adviser regarding the Sub-Adviser’s performance managing the Small Cap Growth strategy it is proposing to use for each Fund. The Boards noted the Sub-Adviser’s favorable performance relative to the Russell 2000 Growth Index over both shorter and longer time periods, as well as to the current sleeve for which it is proposed the Sub-Adviser will assume management.

On the basis of the foregoing and other relevant information, the Boards concluded that the performance of the Sub-Adviser is satisfactory.

Sub-Advisory Fee

The Boards reviewed the sub-advisory fee proposed to be paid by SSGA FM to the Sub-Adviser for each Fund. The Boards also reviewed (i) the allocation of the total advisory fees between SSGA FM and the Sub-Adviser, and (ii) the services required of SSGA FM to oversee the Sub-Adviser for those services. The Boards also considered the comparability of the proposed fees charged and the services proposed to be provided to each Fund by the Sub-Adviser to the fees charged and services provided to other clients of the Sub-Adviser, including institutional accounts, as applicable. The Boards also considered that the sub-advisory fee is paid by SSGA FM out of its advisory fee it receives from each Fund and is not paid by either Fund. The Boards also considered that the sub-advisory fee was the product of an arm’s length negotiation between SSGA FM and the Sub-Adviser.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services to be provided by the Sub-Adviser, the Boards concluded that the proposed sub-advisory fee to be paid by SSGA FM to the Sub-Adviser was reasonable.

Profitability

The Boards reviewed information provided by the Sub-Adviser with respect to its anticipated profitability with respect to its management of each Fund. The Boards also considered that the sub-advisory fee rate was negotiated with the Sub-Adviser at arm’s length. In considering the anticipated profitability to the Sub-Adviser in connection with its relationship to each Fund, the Board Members noted that the fees under the Sub-Advisory Agreement will be paid by SSGA FM out of the advisory fees that SSGA FM receives from each Fund. For these reasons, the Boards concluded that the anticipated profitability of the Sub-Adviser from its relationship with each Fund was not material to their deliberations with respect to the consideration of approval of the New Subadvisory Agreements.

Economies of Scale

The Boards noted that the fees under the New Subadvisory Agreements are paid by SSGA FM out of the advisory fees that SSGA FM receives under the Management Agreements. Therefore, the Boards concluded that the potential for economies of scale in the Sub-Adviser’s management of each Fund is not a material factor to the approval of the New Subadvisory Agreements.

Conclusions

In reaching their decision to approve the New Subadvisory Agreements, the Boards did not identify any single factor as being controlling, but based their recommendation on each of the factors each Board considered. Each Board Member may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of its deliberations, the Boards, including the Independent Board Members, concluded that the Sub-Adviser possesses the capability and resources to perform the duties required of it under each New Subadvisory Agreement.

Further, based upon their review of the New Subadvisory Agreements, the materials provided, and the considerations described above, the Boards, including the Independent Board Members, concluded that (1) the terms of the New Subadvisory Agreements are reasonable, fair, and in the best interests of each Fund and its shareholders, and (2) the rates payable under the New Subadvisory Agreements are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

III. Other Information

Information Regarding the Trust

The Trust is an unincorporated statutory trust under the laws of Delaware pursuant to a Certificate of Trust dated May 23, 1997, and is registered with the SEC as an open-end management investment company under the 1940 Act. Two classes of shares of beneficial interest in the Fund are registered with the SEC under the Securities Act of 1933, as amended: Investment Class and Service Class. The principal executive offices of the Trust are located at One Iron Street, Boston, Massachusetts 02210.

Information Regarding the Company

The Company is a Virginia corporation organized on May 14, 1984, and is registered with the SEC as an open-end management investment company under the 1940 Act. One series of shares of capital stock representing an interest in the Fund is registered with the SEC under the Securities Act of 1933, as amended: Class 1. The principal executive offices of the Company are located at One Iron Street, Boston, Massachusetts 02210.

The Separate Accounts are the only shareholders of record of Class 1 shares of the Fund. Each Separate Account is a segregated asset account established by an Insurance Company. Certain Separate Accounts are registered with the SEC under the 1940 Act as unit investment trusts, whereas other Separate Accounts are excluded from the definition of “investment company” for purposes of the 1940 Act, and therefore are not registered with the SEC under the 1940 Act. Purchase payments made by a variable contract owner and contract value under a variable contract may be allocated to one or more of the sub-accounts of each Separate Account that invest in shares of the Fund.

Shareholder Proposals

As a general matter, the Funds do not hold annual or regular meetings of the shareholders. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of the shareholders should send their written proposals to the Secretary of the Funds, One Iron Street, Boston, Massachusetts 02210. They must be received by the Funds within a reasonable period of time before the Funds begin to print and send proxy materials.

Affiliated Brokerage

For the fiscal year ended September 30, 2020, the Institutional Small-Cap Equity Fund did not pay brokerage commissions to any affiliated broker-dealer.

For the fiscal year ended December 31, 2020, the Small-Cap Equity V.I.S. Fund did not pay brokerage commissions to any affiliated broker-dealer.

PLEASE RETAIN THIS INFORMATION STATEMENT FOR FUTURE REFERENCE

EXHIBIT A

BENEFICIAL OWNERSHIP OF FUND SHARES

With respect to the State Street Small-Cap Equity V.I.S. Fund, as of the Record Date there were issued and outstanding 2,208,931.067 shares of the Fund’s Class 1 shares. To the Company’s knowledge, as of the Record Date, the following persons are the only persons known to be the beneficial owners of five percent or more of the State Street Small-Cap Equity V.I.S. Fund Fund’s Class 1 shares as of the Record Date.

Name and Address	Amount of Beneficial Ownership	Share Class	Percentage of Share Class
GENWORTH LIFE AND ANNUITY ASSURANCE COMPANY SEPERATE ACCOUNT ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3 5TH FLR RICHMOND VA 23230-1702	2,110,120.004 Shares	Class 1	95.53%

With respect to the State Street Institutional Small-Cap Equity Fund, as of the Record Date there were issued and outstanding 59,285,060.672 and 92,934.151 shares of the Fund’s Investment Class and Service Class shares, respectively.

To the Trust’s knowledge, the following persons are the only persons known to be the beneficial owners of five percent or more of the State Street State Street Institutional Small-Cap Equity Fund’s Service Class shares as of the Record Date.

Name and Address	Amount of Beneficial Ownership	Share Class	Percentage of Share Class
GREAT-WEST TRUST COMPANY LLC TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VLG CO 80111-5002	47,663.994 Shares	Service	51.29%
JOHN HANCOCK TRUST COMPANY LLC LOCAL 8A-28A 401(K) RETIREMENT PLAN 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	27,869.305 Shares	Service	29.99%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	14,455.269 Shares	Service	15.55%

To the Trust’s knowledge, the following persons are the only persons known to be the beneficial owners of five percent or more of the State Street State Street Institutional Small-Cap Equity Fund’s Investment Class shares as of the Record Date.

Name and Address	Amount of Beneficial Ownership	Share Class	Percentage of Share Class
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	57,591,584.043 Shares	Investment	97.14%

A-1

As of the Record Date, the Board Members and officers of the Company and the Trust owned, in the aggregate, less than 1% of the shares of each class (if applicable) of each Fund.

A-2

EXHIBIT B

INFORMATION ON AGGREGATE FEES PAID TO SSGA FM AND SUB-ADVISERS TO THE FUND

During the fiscal year ended December 31, 2020, SSGA FM received total advisory and administration fees from the State Street Small-Cap Equity V.I.S. Fund in the amount of $271,706.

During the fiscal year ended December 31, 2020, SSGA FM paid aggregate sub-advisory fees to the sub-advisers of the Small-Cap Equity V.I.S. Fund in the amount of $177,664.

During the fiscal year ended September 30, 2020, SSGA FM received total advisory and administration fees from the Institutional Small-Cap Equity Fund equal to $9,675,648.

During the fiscal year ended September 30, 2020, SSGA FM paid aggregate sub-advisory fees to the sub-advisers of the Institutional Small-Cap Equity Fund in the amount of $6,745,631.

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EXHIBIT C

Additional Information Regarding Riverbridge

Riverbridge has its principal office located at 1200 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. Schedules of the direct and indirect ownership of Riverbridge can be found on Part 1A of Riverbridge’s Form ADV available at www.sec.gov.

Set forth below are the names and titles of the principal executive officers and directors of Riverbridge. The address of each individual is the same as the principal office of Riverbridge.

Name	Title/Position
Thompson, Mark, Albright	Chief Manager/Principal/Member, Board of Governors

Moulton, Rick, Donald	Principal/Member, Board of Governors

Turner, Andrew, William	Principal/Member

Soltvedt, Emily, Kirsten	Management/Member, Board of Governors

Johnson, Ross, Michael	Management/Member, Board of Governors

Berendji, Darius, John	Member, Board of Governors

Jilla, Cyrus, David	Member, Board of Governors

Guernsey, Eve, Victoria Exley	Board of Governors

Henkensiefken, Jocelyn Ann	Chief Compliance Officer

Riverbridge acts as investment adviser or sub-adviser to the following registered investment companies that have a similar investment objective to the Funds:

Fund Name	Assets Under Management by Riverbridge as of 12/31/20	Sub-Advisory Fee Rate
PACE Small/Medium Co Growth Equity Investments Fund	$145,355,216.91	0.40%
Riverbridge Growth Fund[1]	$250,673,414.65	0.75%

1 Riverbridge has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.21% and 0.96% of the average daily net assets of the Fund’s Investor Class shares and Institutional Class shares, respectively. This agreement is in effect until March 31, 2022, with respect to the Fund. The agreement may be terminated before that date only by the Board of Trustees.

None of the Board Members or officers of the Funds is an officer, employer, director, general partner or shareholder of Riverbridge, or otherwise has any material direct or indirect interest in Riverbridge or any person controlling, controlled by or under common control with Riverbridge. Since September 30, 2019, the beginning of the Institutional Small Cap Equity Fund’s most recently completed fiscal year, no Trustee of the Trust has held, directly or indirectly, a material interest in any material transactions or material proposed transactions to which Riverbridge, any of its parents or subsidiaries or any subsidiaries of a parent of any such entities was or is to be a

C-1

party. In addition, since December 31, 2019, the beginning of the Small-Cap Equity V.I.S. Fund’s most recently completed fiscal year, no Director of the Company has held, directly or indirectly, a material interest in any material transactions or material proposed transactions to which Riverbridge, any of its parents or subsidiaries or any subsidiaries of a parent of any such entities was or is to be a party.

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EXHIBIT D

FORM OF SUB-ADVISORY AGREEMENT BETWEEN SSGA FM AND RIVERBRIDGE

INVESTMENT SUB-ADVISORY

AGREEMENT

AGREEMENT, dated as of [], 2021, by and between SSGA Funds Management, Inc., a Massachusetts corporation (the “Adviser”), and Riverbridge Partners, LLC, a Minnesota limited liability company (the “Sub- Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Adviser has entered into an Investment Advisory and Administration Agreement dated July 1, 2016 with the State Street Institutional Funds (fka GE Institutional Funds), a Delaware business trust (“Trust”), an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Trustees of the Trust (the “Board”) and the Adviser desire to retain the Sub-Adviser to render certain investment advisory and other services to the portfolio(s) specified in Appendix A hereto, a series of the Trust (the “Fund”), in the manner and on the terms hereinafter set forth;

WHEREAS, subject to the approval of the Board, Adviser may retain additional sub-advisers to furnish similar investment advisory services to Adviser and the Fund, and may at its sole discretion, allocate the Fund’s assets among the Fund’s sub-advisers to be managed in accordance with their respective sub-advisory agreements;

WHEREAS, the Adviser has the authority under the Investment Advisory Agreement with the Trust to select sub- advisers for the Fund; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund; NOW, THEREFORE, the Adviser and the Sub-Adviser agree as follows:

APPOINTMENT OF THE SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for the Fund, subject to the supervision and oversight of the Adviser and the Board, and in accordance with the terms and conditions of this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth. The Sub-Adviser further acknowledges and agrees that such an appointment as an investment sub-adviser to the Fund is limited to those Fund assets allocated to the Sub-Adviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser.

In the event that the Trust establishes one or more series in addition to the Fund with respect to which the Adviser desires to retain the Sub-Adviser to render investment advisory services hereunder, the Adviser shall so notify the Sub- Adviser in writing, indicating the advisory fee to be payable to the Sub-Adviser with respect to each additional Fund. If the Sub-Adviser is willing to render such services, it shall so notify the Adviser in writing, whereupon each such additional Fund shall become a Fund hereunder. In such event, a writing signed by both the Adviser and the Sub-Adviser shall be annexed hereto as a part hereof indicating that each such additional Fund has become a Fund hereunder and reflecting the agreed-upon fee schedule for each such additional Fund.

SERVICES TO BE RENDERED BY THE SUB-ADVISER

Subject to the supervision of the Adviser and the Board and consistent with its fiduciary duties to the Fund, the Sub-Adviser shall manage the investment operations and determine the composition of the assets assigned to the Sub- Adviser by the Adviser (“portfolio”) of the Fund, including the purchase, retention and disposition of the securities and other instruments held by the Fund, in accordance with such Fund’s investment objective and policies as stated in the then- current prospectus (“Prospectus”) and Statement of Additional Information (“SAI”) for such Fund contained in the Trust’s

Registration Statement on Form N-1A, as such Prospectus and SAI are amended or supplemented from time to time. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, Fund or Trust in any way. As part of the services it will provide hereunder, the Sub-Adviser shall:

(i)

provide supervision of the Fund’s investments, furnish a continuous investment program for the Fund, determine from time to time what investments or securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested as cash;

(ii)

may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Fund and in such instances shall do so only for this limited purpose as Adviser and the Trust’s agent and attorney-in-fact. Sub-Adviser is granted the authority and shall negotiate all futures agreements, options agreements, ISDA Master Agreements, Credit Support Annexes, and any other contracts and agreements related to derivatives transactions and holdings in the Fund;

(iii)

maintain books and records with respect to the Fund’s securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets in the Fund, the Sub- Adviser and its key investment personnel and operations providing services with respect to the Fund; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Board, and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing;

(iv)

provide reasonable assistance to the Adviser regarding the valuation of securities in the following manner when requested via email by the Adviser or the Fund’s accounting agent. Upon the Adviser’s or Fund’s accounting agent’s request via email, the Sub-Adviser will provide input to reasonably assist the Adviser’s valuation committee in reaching a fair valuation determination when the Adviser or Fund’s accounting agent believes circumstances warrant it (i.e. during major market disruptions, trade halts or suspensions, complex corporate actions, etc.). If on any day the Sub- Adviser determines to override a vendor price for any security in any other portfolio it manages which is also held by the Fund, it will notify the Adviser of such determination and provide a fair value recommendation for such security. In addition, the Sub-Adviser will provide reasonable assistance to the Fund and its agents in validating inputs, assumptions and methodologies used by pricing vendors for securities in the Fund, and in determining whether prices obtained for valuation purposes reflect market price information relating to the assets of the Fund at such times as the Adviser shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of the Fund’s net asset value per share. All parties acknowledge the Adviser is responsible for final pricing determinations and calculations, and the Sub-Adviser is not the Fund’s valuation agent;

(v)

provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Fund that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser’s prior performance in the Prospectus and SAI and any permissible reports and materials prepared by the Fund or its agent; and

(vi)

cooperate with and provide reasonable assistance to the Adviser, the Fund’s administrator, custodian and foreign custodians, transfer agent and pricing agents, Chief Compliance Officer, and all other agents and representatives that the Adviser and Sub-Adviser shall agree, and the Sub-Adviser, upon request from such person, shall keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform its responsibilities in accordance with the following: (i) the Trust’s Amended and Restated Declaration of Trust, as the same may be hereafter modified and/or amended from time to time (“Trust Declaration”); (ii) the By-Laws of the Trust, as the same may be hereafter modified and/or amended from time to time (“By-Laws”); (iii) the Prospectus and SAI of the Trust filed with the Securities and Exchange Commission (“SEC”) and delivered to the Sub-Adviser, as the same may be hereafter modified, amended and/or supplemented; (iv) the Investment Company Act, the Advisers Act, the applicable provisions of the Internal Revenue Code of 1986, as amended, and the Commodities Exchange Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund; (v) the terms and conditions of exemptive and no-action relief granted to the Trust as amended from time to time; (vi) the Trust’s policies and procedures adopted from time to time by the Board; and (vii) the written instructions of the Adviser. Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Trust Declaration, By-Laws, Prospectus and SAI and other relevant policies and procedures adopted by the Board and by applicable exemptive and no action relief. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

In furnishing services hereunder, the Sub-Adviser will not consult with any other investment sub-adviser to (i) the Fund, (ii) any other Fund or (iii) any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets. This also shall not be deemed to prohibit the Sub-Adviser from consulting with any of the other covered advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act.)

The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub- Adviser’s duties under this Agreement. The Sub-Adviser shall be responsible for expenses relating to the printing and mailing of any prospectus supplement, exclusive of annual updates, required solely as a result of actions taken by the Sub-Adviser, including but not limited to, portfolio manager changes or disclosure changes requested by the Sub-Adviser that affect the investment objective, principal investment strategies, principal investment risks and portfolio management sections of the Registration Statement. Adviser shall also pay all fees payable to the Sub- adviser pursuant to this Agreement.

The Sub-Adviser shall be responsible for the preparation and filing of Schedules 13D and 13G and Forms 13F (as required under the applicable laws, rules, and regulations) on behalf of the Fund.

The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein which may include brokers and dealers affiliated with the Sub-Adviser if and as permitted by applicable law. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for the Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Prospectus and SAI. In placing any orders for the purchase or sale of investments for the Fund, in the name of the Fund or its nominees, the Sub-Adviser shall seek to achieve for the Fund “best execution”, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund.

Subject to the appropriate policies and procedures approved by the Board, the Sub-Adviser may, to the extent consistent with the safe harbor set forth in Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), cause the Fund to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser or the Fund an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to the Fund or its other advisory clients. To the extent consistent with Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best execution, the Board or the Adviser may authorize, but not require, the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser and its affiliates, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub- Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time. The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund. The Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that the Sub-Adviser will carryout its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to sell or to recommend for purchase or sale for the Fund any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub- Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund.

The Sub-Adviser will maintain all accounts, books and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Board and consistent with seeking the best interests of the Fund, exercise (or not exercise in its discretion) all rights of security holders with respect to securities held by the Fund, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held); and exercising rights in the context of a bankruptcy, default, restructuring or other reorganization. Unless the Adviser or the Board gives written instructions to the contrary, the Sub-Adviser shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested in accordance with the Sub-Adviser’s proxy voting guidelines, a copy of which has been provided to the Adviser.

COMPENSATION OF THE SUB-ADVISER

The Adviser shall pay the Sub-Adviser an advisory fee with respect to the Fund as specified in Appendix A to this Agreement.

LIABILITY AND INDEMNIFICATION

(a) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact relating to the Sub-Adviser contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) expressly for use therein and provided that the Adviser gave the Sub-Adviser a reasonable advance opportunity to review and comment on all such Fund materials that relate to the Sub-Adviser.

(b) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees expressly for use therein and provided that the Adviser gave the Sub-Adviser a reasonable advance opportunity to review and comment on all such Fund materials that relate to the Sub-Adviser.

REPRESENTATIONS OF THE ADVISER

The Adviser represents, warrants and agrees that:

(a) The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund as contemplated hereby.

(b) The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self- regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (iv) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, regulatory agency, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered (or shall qualify for an exemption from registration) for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet, for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, Chief Compliance Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub- Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics, but only to the extent such reports and/or records relate to the provision of services hereunder.

(c) The Sub-Adviser has adopted and implemented and will maintain (a) in accordance with Rule 206(4)-7 under the Advisers Act, policies and procedures reasonably designed to prevent violation by the Sub- Adviser and its supervised persons (as such term is defined by the Advisers Act) of the Advisers Act and the rules thereunder; and (b) to the extent that the Sub-Adviser’s activities or services could affect the Fund, policies and procedures reasonably designed to prevent violation of the federal securities laws (as such term is defined in Rule 38a-1 under the Investment Company Act) by the Fund and Sub-Adviser.

(d) The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of all material amendments to the Trust and Adviser at least annually. Such amendments shall reflect those material changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser’s services hereunder, which are required by the Advisers Act.

(e) The Sub-Adviser will notify the Adviser of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser with management responsibilities relating to the services hereunder, in each case prior to or promptly after, such change. The Sub-Adviser agrees to bear all reasonable expenses of the Fund arising out of an assignment or change in control of the Sub-Adviser, including reimbursement of reasonable costs associated with preparing, printing and mailing information statements to shareholders of the Fund.

(f) The Sub-Adviser will notify the Adviser immediately upon detection of (a) any material failure to manage the Fund in accordance with the Fund’s stated investment objectives and policies or any applicable law; or (b) any material breach of any of the Fund’s or Sub-Adviser’s policies, guidelines or procedures related to the Fund.

(g) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

(h) The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Trust, Fund, Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by rule, regulation or upon the request of a governmental authority. However, the Sub-Adviser may use the performance of the Fund in its composite performance. Notwithstanding the foregoing, nothing in this Agreement shall be interpreted to prevent the Sub-Adviser from referring to the names of the Fund managed by the Sub-Adviser.

USE OF NAMES

Nothing in this Agreement permits the Sub-Adviser to use the name, trade name, trademarks, service marks and/or logo of the Adviser, and/or any subsidiaries or affiliates of the Adviser in any communications (written, verbal or electronic), including publicity releases, advertising or sales activities or brochures, or similar written materials or activities, other than in communications which are solely internal to the Sub-Adviser or are with the Adviser, the Fund, or any of their respective officers, directors or employees, without the prior written consent of the Adviser. The Sub-Adviser hereby acknowledges that its name and/or trade name may be used for identification purposes as a part of or adjacent to the legal name of the Fund, and as such, may be used routinely in the ordinary course of business in filings with state and federal regulators, in internal communications, in reports to and communications with shareholders, in fund fact sheets and other marketing materials and in materials provided to the Board. The Sub-Adviser hereby grants the Adviser and the Fund the right to use the Sub-Adviser’s name in Fund communications.

NON-EXCLUSIVITY

The services of the Sub-Adviser to the Adviser, Fund and Trust are not to be deemed to be exclusive, and the Sub- Adviser shall be free to render investment advisory or other services to others and to engage in other activities, provided the Sub-Adviser furnishes in its Form ADV adequate disclosure of possible conflicts of interest and implements procedures designed to mitigate or eliminate such conflicts. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

REGULATION

Each party agrees to provide reasonable cooperation to the other party in furtherance of this Agreement, including without limitation providing relevant information, reports, or other materials pursuant to a request or requirement of regulatory and administrative bodies having jurisdiction the party seeking such cooperation.

RECORDS

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such other records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation or reasonably required in order to carryout its business. The Sub-Adviser shall keep confidential any information obtained in connection with its duties hereunder and is either identified as confidential or by its nature or means of receipt would be considered confidential and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (i) by a vote of a majority of those trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval (or at a non-in person meeting if consistent with guidance provided by the SEC or its staff), and (ii) by vote of a majority of the Fund’s outstanding securities. This Agreement shall continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval (or at a non-in person meeting if consistent with guidance provided by the SEC or its staff).

ASSIGNMENT AND TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty by the Adviser or the Sub-Adviser on sixty (60) days’ written notice to the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to no-action relief granted by the SEC Staff or exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of a Fund and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval (or at a non-in person meeting if consistent with guidance provided by the SEC or its staff). The required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Fund affected by the amendment or all the Fund of the Trust.

Any change, waiver, discharge or termination of a provision of this Agreement, whether or not such change is deemed to be material, may be made only by an instrument in writing signed by both the Adviser and the Sub-Adviser.

ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the Fund.

This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute one and the same document.

HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

NOTICES

All notices hereunder shall be provided in writing or by e-mail. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; or upon read receipt or reply if delivered by e-mail, at the following addresses:

To Adviser:

SSGA Funds

Management, Inc.

Attn: [         ]

1 Iron Street

                  Boston,

MA 02210 Email: [    ]

To Sub-Adviser:

Riverbridge

Partners, LLC

Attn: [         ]

[         ]

[         ]

Email: [    ]

SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts. To the extent that the laws of the Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

RIGHTS OF FUND

The Trust is hereby expressly made a third-party beneficiary of this Agreement and shall have the full right to enforce any and all provisions of this Agreement for its benefit and to proceed directly against the Sub-Adviser for any breach of any provision of this Agreement or for any loss, damage, claim, liability arising due to any act or omission on the part of the Sub-Adviser to the same extent as if the Fund itself were a party to this Agreement.

Signature Page Follows

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

RIVERBRIDGE PARTNERS, LLC

By:	Name: [ ]
Title:	[ ]

SSGA FUNDS MANAGEMENT, INC.

By:	Name: [ ]
Title:	[ ]

Appendix A

Sub-Adviser Compensation

[ Redacted ]